1 STARTEK + AEGIS Transaction Overview March 15, 2018

2 • Forward-Looking Statements • The matters regarding the future discussed in this news release include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should” and similar expressions. As described below, such statements are subject to a number of risks and uncertainties that could cause STARTEK's actual results to differ materially from those expressed or implied by any such forward-looking statements. These factors include, but are not limited to, risks relating to our reliance on a limited number of significant customers, lack of minimum purchase requirements in our contracts, the concentration of our business in the communications industry, lack of wide geographic diversity, maximization of capacity utilization, foreign currency exchange risk, risks inherent in the operation of business outside of the United States, ability to hire and retain qualified employees, increases in labor costs, management turnover and retention of key personnel, trends affecting companies’ decisions to outsource non-core services, reliance on technology and computer systems, including investment in and development of new and enhanced technology, increases in the cost of telephone and data services, unauthorized disclosure of confidential client or client customer information or personally identifiable information, compliance with regulations governing protected health information, our ability to acquire and integrate complementary businesses, compliance with our debt covenants, ability of our largest stockholder to affect decisions and stock price volatility. Risks related to the Aegis transaction include failure to obtain the required vote of STARTEK’s stockholders, the timing to consummate the proposed transaction, the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, difficulties with the successful integration and realization of the anticipated benefits or synergies from the proposed transaction, and the risk that the transaction and its announcement could have an adverse effect on STARTEK’s ability to retain customers and retain and hire key personnel. Readers are encouraged to review Item 1A. - Risk Factors and all other disclosures appearing in the Company's Form 10-K for the year ended December 31, 2017 filed with the SEC and in certain filings that we make with the SEC for further information on risks and uncertainties that could affect STARTEK's business, financial condition and results of operation. STARTEK assumes no obligation to update or revise and forward looking statements as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as the date hereof. 1

3 • Additional Information about the Transactions and Where to Find It • This communication is being made in respect of the transactions between STARTEK, CSP and Aegis and the related issuance of the common stock described herein. STARTEK intends to file the proxy statement with the Securities and Exchange Commission (SEC) for the stockholder meeting that will include a proposal relating to the issuance of common stock to CSP and an amendment of STARTEK’s certificate of incorporation related to the transaction. This communication does not constitute a solicitation of any vote or proxy from any of STARTEK’s stockholders. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the transactions between STARTEK, CSP and Aegis, the issuance of common stock and the proposals to be submitted to the STARTEK stockholders. The proxy statement will be mailed to the Company’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of STARTEK’s website, www.startek.com, or by directing a written request to StarTek Investor Relations, 8200 E. Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111 or at tel: (303) 262-4500 or email: investor@startek.com. • Participants in the Solicitation • STARTEK and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers is included in STARTEK’s Annual Report on Form 10-K for the year ended December 31, 2017, to be filed with the SEC on or about March 16, 2018, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 29, 2017, and in other documents filed with the SEC by STARTEK and its officers and directors. • This presentation is copyright 2018 STARTEK, Inc. All rights reserved. 2

Transaction Overview 4  At closing, STARTEK will issue 20.6 million shares to an affiliate of Capital Square Partners (CSP) for a strategic transaction involving CSP portfolio company ESM Holdings Limited (Aegis) to acquire all outstanding common stock of Aegis1  Concurrently, CSP or an affiliate will purchase 833,333 shares of STARTEK common stock at a price of $12.00 per share, representing a $10 million investment in STARTEK1  The transaction is expected to close no later than the third quarter of 2018, subject to approval by STARTEK shareholders and other customary closing conditions - No financing conditions  Together, STARTEK and Aegis represent the creation of a truly global enterprise with over 50,000 employees and operations in 13 countries, serving as a pre-eminent BPO services provider worldwide - Significant revenue diversification; top 3 clients would represent < 30% of revenue based on 2017 revenue (vs. 53% for STARTEK in 2017) - Combined 2017 revenue of ~$700 million and combined 2017 Adjusted EBITDA of ~$50 million2 - Synergies expected to drive incremental $30 million in EBITDA by 2020 through enhanced revenue growth and cost savings  Post-transaction, STARTEK shareholders will own approximately 45% of the combined business, while CSP will own approximately 55% 1) The number of shares issued and amount of cash investment are subject to potential adjustment based on the relative net debt of the parties. Net debt is a non-GAAP financial measure representing indebtedness as reduced by cash. 2) Based on STARTEK financials through 12/31/2017 as reported under U.S. GAAP and Aegis financials based on unaudited LTM results through 12/31/2017 as reported under IndAS. Note, financials are preliminary and may be updated in the anticipated proxy filing related to this transaction. EBITDA and adjusted EBITDA are non-GAAP financial measures. Refer to Appendix B for a reconciliation to STARTEK reported GAAP results. 3

STARTEK NYSE: SRT

Overview of Aegis

AEGIS

- Global provider of Business Process Outsourcing (BPO) services including Contact Centre, Finance & Accounts, Payroll, HR, Spend Management and IT
- Client-centric, global delivery model – onshore, offshore and near shore presence
- Proven track record of acquisition and significant value creation
- Diversified marquee client base with strong relationships with leading blue-chip clients; top 3 clients represent only ~33% of revenue[1]
- ~40,000 employees globally
- ~32,000 seats across 8 countries
- 44 locations worldwide
- 40+ languages

A Global Service Leader



Broad Sector Diversification

- Telecom & Media
- Banking, Financial Services and Insurance
- Travel, Logistics & Hospitality
- Energy & Utilities
- Retail, CPG, E-commerce
- Industrial / Technology

1) Based on fiscal year-to-date 12/31/2017, Aegis fiscal year ends March 31.

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 Meaningful revenue synergies expected from service- and geography-based cross-selling, and targeting new clients with global service needs  Gain scale and deepen presence in overlapping verticals  Utilization of existing capacity to support margin-accretive growth  Overnight operation of daytime facilities to serve clients across time zones  Reduced duplicative corporate overhead costs  Seasoned executive leadership and joint management team  Significant public market experience  Increased client diversification  Flexibility to respond to client needs across multiple geographies  Increased purchasing power  Shared IT and operational best practices Key Investment Highlights of the Combined Company 6 5 Growth Opportunities Efficiency Opportunities Large Scale and Global Reach Experienced Leadership The STARTEK and Aegis combination results in a powerful global platform

STARTEK + Aegis Financial Snapshot

STARTEK NYSE: SRT

Financial Snapshot[1]

($ in millions)

2017 Revenue


~$700
$388
$293
STARTEK
AEGIS
Combined

2017 Adjusted EBITDA


~$80
~$50
$38
$13
STARTEK
AEGIS
Combined
Post Expected Synergies

Relative Breakdown


STARTEK
Aegis
~25%
~75%
Adjusted EBITDA Contribution
~36%
~64%
Relative Enterprise Value[2]
~55% Existing Aegis Share-holders
~45% Existing STARTEK Share-holders
Post-Transaction Equity Split

Preliminary Pro Forma Capitalization

(in millions)

	STARTEK[3]	Aegis	Combined
STARTEK Shares	17.4	21.4	38.8
Targeted Closing Net Debt	$28	$150	$181[1,4]

Focus on de-levering through free cash flow generation and expected synergies

1) STARTEK financials as reported through 12/31/2017 per U.S. GAAP. Aegis financials based on unaudited LTM results through 12/31/2017 per IndAS. Combined financials before expected synergies. Note, financials are preliminary and may be updated in the anticipated proxy filing related to this transaction. EBITDA and adjusted EBITDA are non-GAAP financial measures. Refer to Appendix B for a reconciliation to STARTEK reported GAAP results.
2) Relative enterprise value based on STARTEK closing share price as of March 14, 2018, each party's post-closing share counts, and targeted net debt amounts agreed pursuant to the transaction agreement. Net debt is a non-GAAP financial measure representing indebtedness as reduced by cash.
3) STARTEK fully diluted shares using Treasury Stock Method. Based on share price as of March 14, 2018.
4) Reflects combination of targeted closing net debt amounts, less $10mm cash contribution from Additional Share Issuance, plus estimated $13mm in transaction expenses.

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Global Platform with Geographic Revenue Diversification 8 STARTEK Standalone Combined Geographic Reach Combined platform provides operations in 13 countries and the scale to serve the largest clients globally Aegis Standalone 7

Complementary Service Offerings and Capabilities 9 Unique Capabilities Combined Services Unique Capabilities  Ideal Dialogue  Data analytics  Omni-channel expertise  Healthcare solutions  Scientific research  On-shore, near- shore and off-shore delivery models  Enhanced analytics capabilities  CX consulting and professional services  LISAn – social media solutions for enterprises  Travel / financial services vertical solutions  Energy / utilities vertical solutions  Multilingual focus Each business brings unique services in addition to core competencies in contact center solutions 8

Achievable annual synergies of $30 million expected within three years Significant Synergy Potential 10 New Revenue Opportunities Operating Efficiencies Corporate Overhead  Cross-selling services  Provide clients with global access  Serve existing clients in new geographies  Delivery of new revenue from existing capacity; highly margin accretive  Overnight utilization of daytime facilities to serve clients in different geographies  Consolidation of certain functions and duplicative overhead  Leverage scale to drive procurement efficiencies 9 Meaningful opportunity to drive returns from multiple synergy categories, including:

All primarily delivered through existing footprint for highly margin accretive growth Growth Opportunities of the Combined Business 11 Existing Client Cross-Selling Deepen and Diversify Targeted Verticals Clients With Global Needs  Utilize expanded service offering to increase wallet share with existing clients  Leverage two successful track records and maintain high quality service levels to increase client trust  Gain scale and deepen presence in overlapping Telecom, Retail, and Utilities verticals  Attack unique and under- penetrated verticals including Healthcare, BFSI, and Education verticals  Utilize a truly global platform to target largest clients with complex, global needs 10 Numerous near-term growth avenues

Shareholders Transaction Benefits to All Stakeholders 12  Global geographic reach  Extensive, differentiated service offering  Complementary capabilities to serve increasingly complex client needs  Strong culture promoting entrepreneurial spirit and servant leadership  Best-of-both-worlds training and operations  Broadened opportunities for career development  Diversified business with scale provides path for SPPG (sustainable, predictable, profitable growth)  Value creation from expected accelerated growth and synergy realization; free cash flow expected to de-lever the business Employees Clients 11

STARTEK, Inc. 8200 E. Maplewood Ave, Suite 100 Greenwood Village, CO 80111 www.startek.com INVESTOR RELATIONS Liolios Sean Mansouri or Cody Slach 949.574.3860 Investor@startek.com 13 CONTACT INFORMATION 12

Appendix A: About CSP 14 13 Significant Sector Expertise  CSP has invested in a number of Technology and Business Services business, including BPOs with multi country operations  CSP and co-investors acquired 100% of a multi-country (US, Canada, Philippines & India operations) BPO business MINACS in 2014  CSP exited MINACS through a highly successful strategic sale to Concentrix (NYSE:SNX) in August 2016, after improving the EBITDA of MINACS by over 50% in ~2 years Fund Overview  CSP is a mid-market focused private equity fund manager based in Singapore, and regulated by the Monetary Authority of Singapore  CSP’s fund investors are leading global institutional investors, and its co-investors include Hermes GPE, Partners Group (SIX:PGHN), AlpInvest Partners, Aberdeen Private Equity – among others

Appendix B: Reconciliation of STARTEK Non-GAAP Financials 15 14 • This press release contains references to the non-GAAP financial measures of Adjusted EBITDA and Free cash flow. Reconciliation of these non-GAAP measures to their comparable GAAP measures are included below. This non-GAAP information should not be construed as an alternative to the reported results determined in accordance with GAAP. It is provided solely to assist in an investor’s understanding of these items on the comparability of the Company’s operations. • The Company defines non-GAAP Adjusted EBITDA as net income (loss) plus income tax expense (benefit), interest expense (income), impairment losses and restructuring charges, depreciation and amortization expense, (gains) losses on disposal of assets and share-based compensation expense. Management uses Adjusted EBITDA as a performance measure to analyze the performance of our business. Management believes that excluding these non-cash and other non- recurring items helps investors • and analysts assess the strength and performance of our ongoing operations. • Management believes that measures that exclude impairment losses and restructuring charges or other non-recurring items permit a more meaningful comparison and understanding of our operating performance for the periods presented. STARTEK, Inc. and Subsidiaries Reconciliation of GAAP to Non-GAAP Measures (In thousands, unaudited) Three Months Ended Twelve Months Ended December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Net income (loss) $ (2,452) $ 1,192 $ (1,276) $ 395 Income tax (benefit) expense (371) 384 (436) 718 Interest expense, net 369 530 1,604 1,574 Impairment losses and restructuring charges, net 92 8 520 364 Depreciation and amortization expense 2,697 2,868 11,080 12,250 (Gains) losses on disposal of assets (1) 16 3 (3) Share-based compensation expense 270 443 1,015 1,722 Adjusted EBITDA $ 604 $ 5,441 $ 12,510 $ 17,020